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                                                                  EXHIBIT 10.131

                           MANAGEMENT RIGHTS AGREEMENT

     This Management Rights Agreement is entered into as of February 6, 2001 by and among Crescent Operating, Inc., a Delaware corporation ("COPI"), Crescent Machinery Company, a Texas corporation ("CMC"), Crescent Machinery Company, LP, a Delaware limited partnership ("CMCLP", collectively with COPI and CMC, the "PORTFOLIO COMPANIES") and SunTx Capital Management Corp. ("SUNTX").

                             PRELIMINARY STATEMENTS

     A. An affiliate of SunTx (the "FUND") contemplates entering into a Securities Purchase Agreement (the "SECURITIES PURCHASE AGREEMENT") by and among the Portfolio Companies, CRE Equipment Holdings, LLC, a Delaware limited liability company and the Fund, under which the Fund will purchase, subject to the satisfaction of certain conditions, an equity interest in CMCLP (the "CMCLP INTEREST").

     B. Subject to certain conditions, the CMCLP Interest may be exchangeable for equity securities of COPI (the "COPI INTEREST", collectively with the CMCLP Interest, the "PORTFOLIO COMPANY INTERESTS").

                             STATEMENT OF AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants, agreements, and conditions hereafter set forth, and for other good, valuable and binding consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

     1. General Management Rights. The Portfolio Companies hereby (i) engage SunTx to provide general administrative and financial advice regarding all matters not otherwise reserved for the board of directors or general partner, as applicable, of a Portfolio Company and (ii) in addition to following the covenants in Section 3.1 of the Securities Purchase Agreement, agree and covenant to consult with, and consider the advice of, SunTx prior to making any decisions outside the ordinary course of business. In furtherance of, and not in limitation of, the preceding, SunTx will have access to the Chief Operating Officer of COPI, during reasonable business hours, to facilitate the purposes of this Section 1. The advice provided by SunTx under this Section 1 will constitute, inclusive of any services previously provided by SunTx to the Portfolio Companies, the "SERVICES". Subject to earlier termination as set forth in Section 6 hereof, this Section 1 shall terminate upon the earlier of the date of termination of the Securities Purchase Agreement, date of the closing of the transactions contemplated by the Securities Purchase Agreement, or December 31, 2001 (the earliest such date being the "TERMINATION DATE").

     2. Compensation. In consideration for the Services, the Portfolio Companies agree to pay an aggregate fee to SunTx of $1,000,000 (the "SERVICES FEE"). The parties acknowledge that $950,000 of the Services Fee has been paid by the Portfolio Companies and received by SunTx.

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The $50,000 remainder of the Services Fee will be payable on June 22, 2001. The obligation of the Portfolio Companies to pay the Services Fee is joint and several.

     3. Scope of Liability and Indemnification.

     (a) To the fullest extent permitted by law, SunTx (which shall include for purposes of this Section 3 SunTx's stockholders, directors, officers and employees and their respective affiliates) and its affiliates (each an "INDEMNITEE") shall not be liable in excess of an aggregate amount (the "LIABILITY CAP") of $200,000 to any Portfolio Company or any of their stockholders or partners for any losses, damages, expenses or claims occasioned by any act or omission of SunTx in connection with the performance of the Services (including, without limitation information, supplied to a Portfolio Company by SunTx based on, or SunTx's acts or failures to act in reasonable reliance on, financial information supplied to SunTx by third parties) other than as a result of SunTx's willful misconduct. In the case of such willful misconduct, the Liability Cap will be increased to $1,000,000. Each of the Portfolio Companies explicitly recognizes that the advisory opinions, recommendations and actions of SunTx have been and will continue to be based on advice and information considered to be reliable by, but not guaranteed by or to, SunTx. Notwithstanding anything else in this Section 3(a), the Liability Cap is subject to adjustment under Section 7 hereof.

     (b) To the fullest extent permitted by law, each Portfolio Company shall indemnify and hold harmless each Indemnitee from and against any expense, loss, liability or damage arising out of any claim asserted or threatened to be asserted in connection with the Services; provided, however, that no Indemnitee shall be entitled to any such indemnification with respect to any expense, loss, liability or damage which was caused by willful misconduct, gross negligence, or reckless disregard of its obligations under this Management Rights Agreement, and the aggregate liability of the Portfolio Companies for indemnification hereunder shall not exceed an aggregate amount of $200,000. In the event that SunTx or any other Indemnitee entitled to indemnification pursuant to this
Section 3 is or becomes a party to any action or proceeding in respect of which, or there otherwise exists a claim pursuant to which, it may be entitled to seek indemnification hereunder, the Indemnitee shall promptly notify the Portfolio Companies thereof; provided, however, that failure to so notify the Portfolio Companies shall not affect the Indemnitee's rights hereunder. The Portfolio Companies shall advance to the Indemnitee the reasonable costs and expenses of investigating and/or defending such claim, subject to receiving a written undertaking from the Indemnitee to repay such amounts if and to the extent of any subsequent final determination by a court or other tribunal of competent jurisdiction that the Indemnitee was not entitled to indemnification hereunder. The obligations of the Portfolio Companies under this Section 3(b) are joint and several.

     (c) The provisions of this Section 3 shall survive the termination of
Section 1 of this Management Rights Agreement and any termination effectuated under Section 6 hereof.

     4. Standard of Performance. All Services performed by SunTx hereunder shall be performed in a good and workmanlike manner, in accordance with good and customary industry practices using competent and experienced personnel (the "SERVICE Standard"). In performing the Services, SunTx agrees to comply with all federal, state and local laws, rules and regulations

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that are now or may in the future become applicable to the Portfolio Companies or the performance of the Services.

     5. Amendment. This Management Rights Agreement may be modified or amended only by the agreement of the parties hereto in writing, duly executed by the authorized representatives of each party.

     6. Termination. The Portfolio Companies may terminate Section of 1 of this Management Rights Agreement and the provision of Services thereunder at any time in the event SunTx breaches any of the terms and conditions hereof and SunTx fails to cure any such breach within ten (10) days after the written notice of such breach (a breach not cured within such time period being an "UNCURED BREACH").

     7. Partial Refund.

     (a) In the event that the Fund does not perform its obligations under the Securities Purchase Agreement for any reason, other than the Enumerated Reasons (as defined in Section 7(b) below), SunTx will refund $500,000 of the Services Fee to the Portfolio Companies within nine months following any such nonperformance (the "PARTIAL REFUND").

     (b) For the purposes of this Section 7, the "Enumerate Reasons" are (i) termination of the Securities Purchase Agreement due to lack of approval by the stockholders of COPI of the transactions contemplated by the Securities Purchase Agreement, (ii) termination of the Securities Purchase Agreement by the Fund due to an affirmative misrepresentation made by a Portfolio Company, Crescent Real Estate Equities Company or an affiliate thereof, (iii) the failure of any of the Portfolio Companies to attain the required material consents as provided for in the Securities Purchase Agreement, (iv) the failure of registration rights to be granted as provided for in the Securities Purchase Agreement, (v) the failure of COPI to grant an acknowledgement that the CMLP and CMC interests are convertible into stock of COPI as provided for in the Securities Purchase Agreement, (vi) the failure of COPI to amend its Poison Pill (as defined in the Securities Purchase Agreement), (vii) the failure of the parties to consummate the actions listed on Schedule 2.1(h), (viii) the failure of COPI to execute the General Partner Letter Agreement (as defined in the Securities Purchase Agreement), (ix) the failure of Thompson & Knight to give a legal opinion satisfactory to SunTx or CEH as provided for in the Securities Purchase Agreement, (x) the failure of CEH to make the investment in SunTx Fulcrum Fund, L.P. as provided for in the Securities Purchase Agreement, (x) the failure of COPI to make a taxable REIT subsidiary election as provided for in the Securities Purchase Agreement, (xi) the failure of CMC to merge into CMLP as provided for in the Securities Purchase Agreement, (xii) the failure of COPI to maintain the assets and liabilities before the Closing Date as provided for in the Securities Purchase Agreement, and (xiii) the failure of CMLP to maintain a required cash balance before the Closing Date as provided for in the Securities Purchase Agreement.

     (c) In the event that an obligation to pay the Partial Refund is incurred, the Liability Cap shall be reduced, both retroactively and prospectively, to $0.

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     8. Assignment. This Management Rights Agreement shall not be assignable by either party without the prior written consent of the other party hereto. When duly assigned in accordance with the foregoing, this Management Rights Agreement shall be binding upon and shall inure to the benefit of the assignee.

     9. Prior Agreements. This Management Rights Agreement constitutes the entire agreement between the parties and supersedes any prior understandings or agreements concerning the subject matter hereof.

     10. Severability. Any provision of this Management Rights Agreement that is prohibited or unenforceable in any jurisdiction will not invalidate the remaining provisions of this Management Rights Agreement or affect the validity or enforceability of such provision in any other jurisdiction. In addition, any such prohibited or unenforceable provision will be given effect to the extent possible in the jurisdiction where such provision is prohibited or unenforceable.

     11. Governing Law. This Management Rights Agreement shall be governed by and construed in accordance with the substantive laws of the State of Texas, excluding its conflict of law principles.

     12. Headings. Section and subsection headings in this Management Rights Agreement are included herein for convenience of reference only and shall not constitute a part of this Management Rights Agreement for any other purpose.

     13. Counterparts. This Management Rights Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Management Rights Agreement by signing any such counterpart.

     14. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

     if to CMCLP:

          Crescent Machinery Company, LP
          777 Taylor Street, Suite 1050
          Fort Worth, Texas 76102
          Telephone: (817) 339-2200
          Facsimile: (817) 339-2220

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     with a copy by mail and fax which will not constitute notice, to:

          Thompson & Knight, LLP
          801 Cherry Street, Suite 1600
          Fort Worth, Texas 76102
          Attn: Stephen B. Norris, Esq.
          Telephone: (817) 347-1715
          Facsimile: (817) 347-1799

     if to CMC:

          Crescent Machinery Company
          777 Taylor Street, Suite 1050
          Fort Worth, Texas 76102
          Telephone: (817) 339-2200
          Facsimile: (817) 339-2220

     with a copy by mail and fax which will not constitute notice, to:

          Thompson & Knight, LLP
          801 Cherry Street, Suite 1600
          Fort Worth, Texas  76102
          Attn: Stephen B. Norris, Esq.
          Telephone: (817) 347-1715
          Facsimile: (817) 347-1799

     if to COPI:

          Crescent Machinery Company
          306 W. 7th Street, Suite 1000
          Fort Worth, Texas 76102
          Telephone: (817)  339-2212
          Facsimile: (817)  339-2220

     with a copy by mail and fax which will not constitute notice, to:

          Thompson & Knight, LLP
          801 Cherry Street, Suite 1600
          Fort Worth, Texas 76102
          Attn: Stephen B. Norris, Esq.
          Telephone: (817) 347-1715
          Facsimile: (817) 347-1799

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     if to SunTx:

          SunTx Capital Management Corp.
          1700 Pacific Avenue, Suite 1600
          Dallas, Texas 75201
          Attn: Ned Fleming
          Telephone: (214) 855-5060 x15
          Facsimile: (214) 855-0640

     with a copy by mail and fax which will not constitute notice, to:

          Akin, Gump, Strauss, Hauer & Feld, L.L.P.
          1700 Pacific Avenue, Suite 4100
          Dallas, TX 75201
          Attn: Michael A. Slaney, Esq.
          Telephone: (214) 969-2864
          Facsimile: (214) 969-4343

     15. Construction. The parties hereto have cooperated in the drafting and preparation of this Management Rights Agreement. Hence, in any construction to be made of this Management Rights Agreement, the same shall not be construed against any party on the basis that the party was the drafter.

                            [SIGNATURE PAGE FOLLOWS]

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     IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Management Rights Agreement as of the day and year first above written.


                                       CRESCENT MACHINERY COMPANY, LP

                                       By:  COPI CMC GP, Inc.
                                       Its: General Partner


                                            By:
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                                            Name:
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                                            Title:
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                                       CRESCENT MACHINERY COMPANY


                                       By:
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                                       Name:
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                                       Title:
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                                       SUNTX CAPITAL MANAGEMENT CORP.


                                       By:
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                                       Name:
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                                       Title:
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                                       CRESCENT OPERATING, INC.


                                       By:
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                                       Name:
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                                       Title:
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